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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): September 30, 2003



                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-27750                                           13-3459685
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(Commission File Number)                    (I.R.S. Employer Identification No.)


521 WEST 57TH STREET, NEW YORK, NEW YORK                          10019
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On September 30, 2003, Dr. Richard Cote, one of the founders of the Company, submitted his resignation as a director of the Company. The Company has not determined whether it will fill the vacancy at this time.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 8, 2003



                                     IMPATH INC.

                                     By: /s/ Richard C. Rosenzweig
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                                         Name: Richard C. Rosenzweig
                                         Title: Secretary and General Counsel